INCOME TAXES	12 Months Ended
Dec. 31, 2016
Lewis and Clark Pharmaceuticals, Inc. [Member]
INCOME TAXES

NOTE 9 — INCOME TAXES

The Company had, subject to limitation, approximately $2,971,000 of net operating loss carryforwards at December 31, 2016, which will expire at various dates beginning in 2032 through 2036. We have provided a 100% valuation allowance for the deferred tax benefits resulting from the net operating loss carryover due to our lack of earnings history. These carry forwards may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if the Company experienced one or more ownership changes which would limit the amount of NOL and tax credit carryforwards that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis. If a change in ownership were to have occurred, NOL and tax credit carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company’s effective tax rate.

In addressing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are deductible. The valuation allowance increased by approximately $380,000 and $324,000 for the years ended December 31, 2016 and 2015, respectively.

Significant components of deferred tax assets and liabilities are as follows:

	2016	2015
Deferred tax assets:
Net operating loss carryover	$1,127,639	$805,744
Stock-based compensation	146,630	88,035
Total deferred tax assets	1,274,269	893,779
Less: valuation allowance	(1,274,269)	(893,779)
Net deferred tax assets	$—	$—

The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2016 and 2015 as follows:

	2016	2015
Statutory federal income tax rate	-34.0%	-34.0%
State income taxes	-4.0%	-4.0%
Valuation allowance	38.0%	38.0%
Effective income tax rate	—%	—%

The Company’s tax returns for the previous three years remain open for audit by the respective tax jurisdictions.